Exhibit 10.35
EIGHTH AMENDMENT
TO THE
PRUDENTIAL SUPPLEMENTAL RETIREMENT PLAN

(As amended and restated effective as of January 1, 2009)

(Amending to reflect the spin-off of certain participants and their benefits from The Prudential Merged Retirement Plan to The Prudential Retirement Plan for Advisors)

Purpose and Background

A.    The Prudential Supplemental Retirement Plan (“Supplemental Plan” or the “Plan”) was amended and restated effective as of January 1, 2009, to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Code”).

B.    Pursuant to Section 8.01(b) of the Supplemental Plan, the Executive Vice President and Chief People Officer (or successor thereto) (“EVP CPO”) of The Prudential Insurance Company of America (“Prudential”) may adopt minor amendments to the Supplemental Plan without the approval of the Compensation Committee of the Board of Directors of Prudential that are necessary or advisable for purposes of compliance with applicable laws and regulations or relate to administrative practices.

C.    In March 2025, the Compensation and Human Capital Committee of the Board of Directors of Prudential adopted resolutions authorizing the establishment of separate 401(k) savings, retirement and welfare benefit plans for eligible financial advisors, including those currently participating in the Company’s benefit plans.

D.    Pursuant to the foregoing resolutions, Prudential is spinning off, effective as of January 1, 2026, certain assets and liabilities of The Prudential Merged Retirement Plan (“Prudential Merged Retirement Plan”) related to the accrued benefits of eligible financial advisors thereunder (the “Plan Spin-Off”) to create a substantially similar defined benefit plan, to be known and referred to as The Prudential Retirement Plan for Advisors (the “Advisors Retirement Plan”). Concurrently, the Prudential Merged Retirement Plan is being amended to reflect the Plan Spin-Off.

E.    The EVP CPO deems it advisable to amend the Supplemental Plan to provide additional rules addressing the Plan Spin-Off including rules applicable to the transfer, after January 1, 2026, of participants between the Prudential Merged Retirement Plan and the Advisors Retirement Plan.

F.    The EVP CPO has determined that the foregoing amendment is within the scope of authority granted to the EVP CPO under the terms of the Plan.

Resolution:

Effective as of January 1, 2026, the Supplemental Plan is amended in the following respects:

1.    Section 1.15 of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”; and to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

2.    Section 1.21 of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

3.    Section 1.23(b) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

4.    Section 1.23(c) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

5.    Section 1.32 of the Plan is amended to read as follows:

“Retirement Plan” means the Prudential Cash Balance Plan and the Prudential Traditional Retirement Plan, components of the Prudential Merged Retirement Plan. Effective January 1, 2026, “Retirement Plan” shall also mean the Advisors Cash Balance Plan and the Advisors Traditional Retirement Plan; components of the Prudential Retirement Plan for Advisors.

6.    A new Section 1.41 is added to the Plan to read as follows:

1.41 “Advisors Cash Balance Plan”

“Advisors Cash Balance Plan” means The Advisors Cash Balance Plan, Component Two of The Prudential Retirement Plan for Advisors, as amended from time to time.

7.    A new Section 1.42 is added to the Plan to read as follows:

1.42 “Advisors Traditional Retirement Plan”

“Advisors Traditional Retirement Plan” means The Advisors Traditional Retirement Plan, Component One of The Prudential Retirement Plan for Advisors, as amended from time to time.

8.    A new Section 1.43 is added to the Plan to read as follows:

1.43 “Prudential Retirement Plan for Advisors”

“Prudential Retirement Plan for Advisors” means The Prudential Retirement Plan for Advisors, a new plan spun off from the Prudential Merged Retirement Plan effective January 1, 2026, which is composed of two components – Component One, The Advisors Traditional Retirement Plan, and Component Two, The Advisors Cash Balance Plan.

9.    Section 2.02(b)(1) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

10.    Section 2.02(b)(2) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

11.    Section 2.02(e) of the Plan is amended to read as follows:

(e)    Hypothetical Total Benefit. Such Participant’s hypothetical retirement benefits that would be payable under the Retirement Plan:

(1)    without regard to the limit on compensation imposed by Code section 401(a)(17) (as reflected in the applicable provisions of the Retirement Plan);

(2)    without regard to the limits on benefits imposed by Code section 415(b) (as reflected in the applicable provisions of the Retirement Plan);

(3)    without regard to the “QSERP Accrued Amount” under subsection 806(a)(ii), (iii), or (iv) of the Prudential Traditional Retirement Plan or subsection 606(a)(ii), (iii) or (iv) of the Advisors Traditional Retirement Plan (as applicable), the “QSERP Pension Formula Amount” under subsection 806(b)(ii), (iii), or (iv) of the Prudential Traditional Retirement Plan or subsection 606(b)(ii), (iii) or (iv) of the Advisors Traditional Retirement Plan (as applicable), and the “QSERP Enhanced Pension Benefit” under Section 2804(b), (c), or (d) of the Prudential Traditional Retirement Plan or Section 904(b), (c) or (d) of the Advisors Traditional Retirement Plan (as applicable) (or any other amount determined with reference to them);

(4)    without regard to the “QSERP Credit Account” as defined in Section 3.1(e) of the Prudential Cash Balance Plan or in Section 1.1(d) of Appendix A of the Advisors Cash Balance Plan (as applicable), the “QSERP Accrued Amount” in Section 1.30 of the Prudential Cash Balance Plan or in Section 4.3 of the Advisors Cash Balance Plan (as applicable), the “QSERP Enhanced Pension Benefit” in Section 1.30 of the Prudential Cash Balance Plan or Section 4.3 of the Advisors Cash Balance Plan (as

applicable), and the “QSERP Pension Formula Amount” in Section 1.54 of the Prudential Cash Balance Plan or Section 6.4(e)(2) of the Advisors Cash Balance Plan (as applicable) (or any other amount determined with reference to them);

(5)    by including as pensionable Earnings the amount of the deferred compensation under the Deferred Compensation Plan and the Prudential Supplemental Savings Plan that would, but for the deferral of payment, constitute pensionable Earnings under the Retirement Plan (including such compensation that would have constituted Earnings had it not exceeded the limit on compensation imposed by Code section 401(a)(17) and determined without regard to the limits on benefits imposed by Code section 415(b)); and

12.    Section 3.01 of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”; and to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)” in each instance it appears therein.

13.    Section 3.02(b)(1) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)” in each instance it appears therein.

14.    Section 3.02(c) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)” in each instance it appears therein; and to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)” in each instance it appears therein.

15.    Section 3.02(d) of the Plan is amended to read:

(d)    Such Participant's accrued early retirement benefit after age 65 under Article XI of the Prudential Traditional Retirement Plan or Article X of the Advisors Traditional Retirement Plan (or any successor provision) or Subsidized Grandfathered Minimum Benefit payable at early retirement under the Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable), accrued temporary benefits under the Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable) or Subsidized Grandfathered Minimum Benefit under the Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable) (adjusted to be Actuarially Equivalent to a single life annuity), and such Participant's accrued Benefits under Article II of this Plan (as adjusted to reflect the early commencement of benefits).

16.    Section 4.01 of the Plan is amended to add the following paragraph at the end thereof:

If a Participant is entitled, under the terms of the Prudential Retirement Plan for Advisors, both to a benefit payable under the Advisors Traditional Retirement Plan and to a benefit payable under the Advisors Cash Balance Plan, Plan provisions applicable to Participants entitled to benefits payable under the Advisors Traditional Retirement Plan shall apply only with respect to Plan benefits calculated by reference to the Advisors Traditional Retirement Plan. Similarly, Plan provisions applicable to Participants entitled to benefits payable under the Advisors Cash Balance Plan shall apply only with respect to Plan benefits calculated by reference to the Advisors Cash Balance Plan.

17.    Section 4.02 of the Plan is amended to read as follows:

4.02 Application of Qualified Plan Limitation to Dual Benefits. If a Participant is entitled to a benefit payable under more than one component of the Prudential Merged Retirement Plan, as described above in Section 4.01, the limit on benefits imposed by Code section 415(b) (as reflected in the applicable provisions of the Prudential Merged Retirement Plan) shall first be reduced by the value of any accrued retirement benefits the Participant is entitled to receive under the PSI Plan (the “Adjusted 415 Limit”) and then applied to calculate the Benefits payable to such Participant hereunder that are determined by reference to the Prudential Traditional Retirement Plan. Thereafter, the Adjusted 415 Limit, as further reduced to reflect the value of the Participant's benefits under the Prudential Traditional Retirement Plan, shall be applied to calculate the Benefits payable to the Participant hereunder that are determined by reference to the Prudential Cash Balance Plan.

If a Participant is entitled to a benefit payable under more than one component of the Prudential Retirement Plan for Advisors, as described above in Section 4.01, the limit on benefits imposed by Code section 415(b) (as reflected in the applicable provisions of the Retirement Plan for Advisors) shall first be reduced by the value of any accrued retirement benefits the Participant is entitled to receive under the Advisors Traditional Retirement Plan (the “Adjusted 415 Limit”) and then applied to calculate the Benefits payable to such Participant hereunder that are determined by reference to the Advisors Cash Balance Plan.

If a Participant is entitled to a benefit payable under both the Prudential Merged Retirement Plan and the Retirement Plan for Advisors, the limit on benefits imposed by Code section 415(b) shall first be applied to the benefits with the earlier commencement date (the “Annuity Starting Date” under the Advisors Traditional Retirement Plan and the Prudential Traditional Retirement Plan, and the “Benefit Commencement Date” under the Advisors Cash Balance Plan and the Prudential Cash Balance Plan); and if such benefits commence on the same date, the limit on benefits imposed by Code section 415(b) shall be first applied to the benefit with a smaller value.

18.    Section 5.01(a) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

19.    Section 5.01(b) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

20.    Section 5.01(c) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

21.    Section 5.01(d) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

22.    Section 5.01(e) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

23.    Section 5.01(f) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

24.    A new Section 5.04(c) is added to the Plan to read as follows:

(c)    Spin-Off to Retirement Plan for Advisors. If a Participant made an election under Sections 5.04(a) or 5.04(b), and the benefit was spun off from the Prudential Traditional Retirement Plan to the Advisors Traditional Retirement Plan (or from the Prudential Cash Balance Plan to the Advisors Cash Balance Plan) in connection with the January 1, 2026 spinoff, the election under Section 5.04(a) or 5.04(b), as applicable, shall remain in effect even if such benefit was transferred in connection with the spinoff.

25.    Section 5.05(a) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

26.    Section 5.05(b) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

27.    Section 5.06 of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

28.    Section 6.02 of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

29.    Section 6.03 of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

30.    Section 6.04 of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)” in each instance it appears therein.

31.    Section 6.05(a) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

32.    Section 6.05(b) of the Plan is amended to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

33.    A new Section 6.06(a)(3) is added to the Plan to read as follows:

(3)    Spin-Off to Retirement Plan for Advisors. If a Participant made an election under Sections 6.06(a)(1) or 6.06(a)(2), and the benefit was spun off from the Prudential Traditional Retirement Plan to the Advisors Traditional Retirement Plan (or from the Prudential Cash Balance Plan to the Advisors Cash Balance Plan) in connection with the January 1, 2026 spinoff, the election under Section 6.06(a)(1) or 6.06(a)(2), as applicable, shall remain in effect even if such benefit was transferred in connection with the spinoff.

34.    Section 6.06(b) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”.

35.    Section 6.06(c) of the Plan is amended to replace the term “Prudential Traditional Retirement Plan” with “Prudential Traditional Retirement Plan or the Advisors Traditional Retirement Plan (as applicable)”; and to replace the term “Prudential Cash Balance Plan” with “Prudential Cash Balance Plan or the Advisors Cash Balance Plan (as applicable)”.

36.    The second paragraph of Section 8.01(a) of the Plan is amended to read as:

No amendment will be considered as having the effect of reducing a Participant's accrued Benefits under the Plan if the change, when taken together with other changes in a Participant's compensation or the Prudential Merged Retirement Plan and/or the Prudential Retirement Plan for Advisors made concurrently with the amendment, does not result in total payments by the Company, its Affiliates, and the Prudential Merged Retirement Plan and/or the Prudential Retirement Plan for Advisors being reduced or of lesser value.

37.    All capitalized terms not defined herein shall have the meanings ascribed to them in the Supplemental Plan.

38.    Except where otherwise expressly amended herein, the Supplemental Plan is ratified and confirmed and shall continue in full force and effect.

Adopted on behalf of The Prudential Insurance Company of America.

Date: December 19, 2025	By:	/s/ Vicki Walia
Vicki Walia
Executive Vice President,
Chief People Officer